October 29, 2021

BNY MELLON INVESTMENT FUNDS I

– BNY Mellon International Equity Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information contained in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser). BNYM Investment Adviser has engaged its affiliate, Newton Investment Management Limited (Newton), to serve as the fund's sub-investment adviser.

Paul Markham and Yuko Takano are the fund's primary portfolio managers, positions they have held since the fund's inception and October 2021, respectively. Mr. Markham is a member of the Equity Opportunities team and a portfolio manager on various global and regional equity strategies at Newton. Ms. Takano is a member of the Equity Opportunities team and a portfolio manager on the Sustainable Global Equity and Sustainable U.S. Equity strategies at Newton.

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The following information supersedes and replaces the fourth paragraph in the section "Fund Details – Management" in the prospectus:

Paul Markham and Yuko Takano are the fund's primary portfolio managers, positions they have held since the fund's inception and October 2021, respectively. Mr. Markham is a member of the Equity Opportunities team and a portfolio manager on a various global and regional equity strategies at Newton. He joined Newton in 1998. Ms. Takano is a member of the Equity Opportunities team and a portfolio manager on the Sustainable Global Equity and Sustainable U.S. Equity strategies at Newton. She joined Newton in 2011.

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October 29, 2021

BNY MELLON INVESTMENT FUNDS I

BNY Mellon International Equity Fund ("BNYMIEF")

BNY MELLON INVESTMENT FUNDS IV, INC.

BNY Mellon Bond Market Index Fund ("BNYMBMIF")

Supplement to Current Statement of Additional Information

The following information supplements the information contained in the section of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Yuko Takano[1]	3	$877.7M	6	$296.9M	10	$1.3B
Gregg Lee[1]	1	$1B	34	$20.7B	24	$16.8B

[1]	Because Ms. Takano and Mr. Lee became primary portfolio managers of BNYMIEF and BNYMBMIF, respectively, as of October 29, 2021, their information is as September 30, 2021.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts Subject to Performance Fees
Yuko Takano	None	N/A	N/A
Gregg Lee	None	N/A	N/A

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund’s last fiscal year, except if otherwise indicated.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
Yuko Takano[1]	BNYMIEF	None
Gregg Lee[1]	BNYMBMIF	$0 - $10,000

[1]	Because Ms. Takano and Mr. Lee became primary portfolio managers of BNYMIEF and BNYMBMIF, respectively, as of October 29, 2021, their information is as September 30, 2021.

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